- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            Health Care REIT, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            Health Care REIT, Inc.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                             HEALTH CARE REIT, INC.

                          NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS

                                      AND

                                PROXY STATEMENT

                                  MEETING DATE

                                  MAY 21, 1996

                               ------------------

                            YOUR VOTE IS IMPORTANT!

  YOU ARE URGED TO SIGN, DATE, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                             HEALTH CARE REIT, INC.
                                  One SeaGate
                                   Suite 1950
                               Toledo, Ohio 43604

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 21, 1996

TO THE STOCKHOLDERS OF HEALTH CARE REIT, INC.:

     The Annual Meeting of Stockholders of Health Care REIT, Inc. will be held on May 21, 1996 at 10:00 a.m. in the Auditorium of One SeaGate, Toledo, Ohio, for the purpose of considering and acting upon:

     1. The election of three Directors for a term of three years; and

     2. The ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year 1996.

     Stockholders of record at the close of business on April 16, 1996 will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the Proxy Statement accompanying this Notice.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Erin C. Ibele
                                          Vice President and Corporate Secretary
Toledo, Ohio
April 17, 1996

     PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                             HEALTH CARE REIT, INC.
                                  ONE SEAGATE
                                   SUITE 1950
                               TOLEDO, OHIO 43604

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 1996

                                    GENERAL

     This Proxy Statement is furnished to the stockholders of Health Care REIT, Inc. (the "Company") by its Management and the Board of Directors in connection with the solicitation of proxies in the enclosed form to be used in voting at the Annual Meeting of Stockholders (the "Annual Meeting"), which is scheduled to be held on Tuesday, May 21, 1996 at 10:00 a.m. as set forth in the foregoing notice. At the Annual Meeting, the stockholders will be asked to elect three Directors, ratify the appointment of Ernst & Young LLP as independent auditors, and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A share cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the action proposed. Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with the Vice President/Corporate Secretary of the Company a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by the Vice President/Corporate Secretary of the Company.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, Directors and officers of the Company may solicit proxies by telephone, telegraph or personal interview. The Company will reimburse Directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish this proxy material to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired Chemical Mellon Shareholder Services to solicit proxies for a fee not to exceed $5,000, plus expenses and other customary charges.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting. The three nominees for election as Directors who receive the highest number of votes therefor at the Annual Meeting shall be elected as Directors. Approval of all other matters shall require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy.

     The executive offices of the Company are located at One SeaGate, Suite 1950, Toledo, Ohio 43604, and its mailing address is One SeaGate, Suite 1950, P.
O. 1475, Toledo, Ohio 43603-1475. The telephone number is (419) 247-2800. The approximate date on which this material was first sent to stockholders was April 19, 1996. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE VICE PRESIDENT/CORPORATE SECRETARY, HEALTH CARE REIT, INC. AT THE ABOVE ADDRESS.

                         VOTING SECURITIES OUTSTANDING

     The Company had outstanding 12,069,519 shares of Common Stock, $1.00 par value per share (the "shares of common stock"), on February 29, 1996. The shares constitute the only class of outstanding voting securities of the Company. Stockholders of record at the close of business on April 16, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Each share of common stock is entitled to one vote on all matters to come before the Annual Meeting.

                   PROPOSAL 1 -- ELECTION OF THREE DIRECTORS

     The By-Laws provide for nine Directors and divide them into three classes:
Class I, Class II, and Class III. The Directors are elected for a three-year term or until the election and qualification of their respective successors. It is intended by Management that proxies received will be voted to elect the three Directors named below to serve for a three-year term until their respective successors are elected and have qualified or until their earlier resignation or removal.

     Should any nominee decline or be unable to accept such nomination to serve as a Director, events which Management does not now expect, the proxies reserve the right to substitute another person as a Management nominee, or to reduce the number of Management nominees, as they shall deem advisable. The Proxy solicited hereby will not be voted to elect more than three Directors.

                                    CLASS I
                            DIRECTORS TO BE ELECTED

                                                                DIRECTOR        BOARD COMMITTEE
          NAME            AGE      PRINCIPAL OCCUPATION (1)      SINCE            MEMBERSHIP
- - ------------------------  ---   ------------------------------  --------   -------------------------
William C. Ballard, Jr.   55    1992-PRESENT Of Counsel to         N/A     Planning Committee
                                Greenebaum, Doll & McDonald
                                (law firm); 1970 TO 1992
                                Executive Vice President,
                                Chief Financial Officer and
                                Director of Humana Inc.
                                (integrated health care
                                services); and Director of
                                American Safety Razor Co.
                                (manufacturer of health and
                                beauty aids), LG&E Energy
                                Corp. (utility company), Mid-
                                America Bancorp (banking),
                                United HealthCare Corp.
                                (managed care company) and
                                Vencor, Inc. (integrated
                                health care delivery system)

Bruce Douglas             63    Chairman of the Board of The      1975     Investment and Planning
                                Douglas Company (general                   Committees
                                contractor)

                                                                DIRECTOR        BOARD COMMITTEE
          NAME            AGE      PRINCIPAL OCCUPATION (1)      SINCE            MEMBERSHIP
- - ------------------------  ---   ------------------------------  --------   -------------------------
Frederic D. Wolfe         66    DECEMBER 1995-PRESENT             1971     Executive, Investment and
                                Consultant to the Company;                 Planning Committees
                                1970-SEPTEMBER 1995 President
                                of the Company; JUNE 1994-
                                NOVEMBER 1995 Chairman of the
                                Board and Director of First
                                Toledo Advisory Company
                                (former manager of the
                                Company); Chairman of the
                                Board and Director of First
                                Toledo Corporation (affiliate
                                of the Company); Director of
                                WT Management Company
                                (affiliate of the Company);
                                Director of Kingston
                                HealthCare Company, formerly
                                WTR Corp (affiliate of the
                                Company); and Director of
                                National City Bank, Northwest
                                (commercial bank)

                                    CLASS II
                       DIRECTORS WHOSE TERMS CONTINUE (2)

                                                                DIRECTOR        BOARD COMMITTEE
          NAME            AGE      PRINCIPAL OCCUPATION (1)      SINCE            MEMBERSHIP
- - ------------------------  ---   ------------------------------  --------   -------------------------
Pier C. Borra             56    Chairman, President and Chief     1991     Compensation, Investment,
                                Executive Officer of Arbor                 Planning and Special
                                Health Care Company (developer             Committees
                                and operator of nursing homes)

George L. Chapman         48    SEPTEMBER 1995-PRESENT            1994     Investment and Planning
                                President of the Company;                  Committees
                                JANUARY 1992-SEPTEMBER 1995
                                Executive Vice President and
                                General Counsel of the
                                Company; JUNE 1994-NOVEMBER
                                1995 Executive Vice President
                                and General Counsel of First
                                Toledo Advisory Company
                                (former manager of the
                                Company); JANUARY
                                1992-DECEMBER 1995 Executive
                                Vice President and General
                                Counsel of First Toledo
                                Corporation (affiliate of the
                                Company); and 1979-JANUARY
                                1992, Attorney-at-Law,
                                Shumaker, Loop & Kendrick (law
                                firm)

                                                                DIRECTOR        BOARD COMMITTEE
          NAME            AGE      PRINCIPAL OCCUPATION (1)      SINCE            MEMBERSHIP
- - ------------------------  ---   ------------------------------  --------   -------------------------
Sharon M. Oster           47    Professor of Management, Yale     1994     Planning Committee
                                School of Management, Yale
                                University; and Director of
                                Aristotle Corporation (public
                                company)

                                   CLASS III
                       DIRECTORS WHOSE TERMS CONTINUE (2)

                                                                DIRECTOR        BOARD COMMITTEE
          NAME            AGE      PRINCIPAL OCCUPATION (1)      SINCE            MEMBERSHIP
- - ------------------------  ---   ------------------------------  --------   -------------------------
Richard C. Glowacki       63    President of The Danberry         1981     Audit, Executive,
                                Management Company (real                   Compensation, Nominating,
                                estate brokerage and                       Planning and Special
                                investment activities)                     Committees

Bruce G. Thompson         66    Chairman and Chief Executive      1971     Executive, Investment and
                                Officer of the Company; JUNE               Planning Committees
                                1994-NOVEMBER 1995 President
                                and Director of First Toledo
                                Advisory Company (former
                                manager of the Company);
                                President and Director of
                                First Toledo Corporation
                                (affiliate of the Company);
                                Director of WT Management
                                Company (affiliate of the
                                Company); Director of Kingston
                                HealthCare Company, formerly
                                WTR Corp (affiliate of the
                                Company); Director of Society
                                National Bank, Toledo
                                (commercial bank); Director of
                                The Douglas Company (general
                                contractor); and Director of
                                Arbor Health Care Company
                                (developer and operator of
                                nursing homes)

Richard A. Unverferth...  72    Chairman of Unverferth            1971     Audit, Executive,
                                Manufacturing Company, Inc.                Compensation, Investment,
                                (agricultural equipment                    Nominating, Planning and
                                manufacturer); and Chairman of             Special Committees
                                the Board of H.C.F., Inc.
                                (operator of a nursing home
                                chain)

- - ---------------

(1) Unless otherwise noted, each person has had the same principal occupation and employment during the last five years.

(2) The terms of Messrs. Borra and Chapman and Ms. Oster expire in 1997. The terms of Messrs. Glowacki, Thompson and Unverferth expire in 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES. The nominees who receive the highest number of votes at the Annual Meeting shall be elected as Directors.

                              BOARD AND COMMITTEES

     The Board met eight times during the year ended December 31, 1995. The Board has appointed standing Audit, Executive, Compensation (formerly known as Incentive Stock Option), Investment, Nominating and Planning Committees. In 1994, the Board appointed a Special Committee to act with respect to the merger of First Toledo Advisory Company with and into the Company. The Special Committee met throughout 1994 and 1995. In 1995, each incumbent Director attended at least 75% of the aggregate of the meetings of the Board and the committees on which they served.

     The Audit Committee met once during the year ended December 31, 1995. The purpose of the Audit Committee is to review the external audit function and the operations of the principal accounting officer of the Company, and to make recommendations to the Board with respect to the formulation and development of the auditing policies of the Company. The Audit Committee may also make recommendations to the Board with respect to the selection of the independent auditing firm to audit the Company's records.

     The function of the Executive Committee is to exercise all the powers of the Board (except any powers specifically reserved to the Board) during intervals between meetings of the Board.

     The Compensation Committee, which met once during 1995, has the authority to develop and review compensation policies and to determine which officers and key employees of the Company will receive option awards under the Company's 1985 Incentive Stock Option Plan and the 1995 Stock Incentive Plan, and the terms of such awards.

     The Investment Committee met nine times during the year ended December 31, 1995.

     The function of the Nominating Committee, which did not meet during the year ended December 31, 1995, is to select and recommend to the full Board nominees for election as Directors. The Committee may, in its discretion, consider nominees proposed by stockholders of the Company for the 1997 Annual Meeting of Stockholders, provided such recommendations are in writing, contain a description of the nominee's qualifications and his consent to serve, and are received by the Company by December 19, 1996.

     The Special Committee met ten times during the year ended December 31, 1995.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of February 29, 1996, unless otherwise specified, certain information with respect to the beneficial ownership of the Company's shares by each person who is a Director of the Company, a nominee for the Board, each of the named executive officers, and by the Directors and officers of the Company as a group. The Company's Management is not aware of any person who, as of December 31, 1995, was the beneficial owner of more than 5% of the outstanding shares of the Company.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

                                           AMOUNT AND NATURE OF BENEFICIAL
                                                      OWNERSHIP
      NAME OF BENEFICIAL OWNER         OF COMMON STOCK AS OF FEBRUARY 29, 1996   PERCENT OF CLASS
                                       ---------------------------------------
William C. Ballard, Jr.                Sole voting power                 6,300           .05
                                       Shared voting power                   0           N/A
                                       Sole investment power             6,300           .05
                                       Shared investment power               0           N/A
                                       TOTAL                             6,300           .05

Pier C. Borra                          Sole voting power                     0           N/A
                                       Shared voting power                   0           N/A
                                       Sole investment power                 0           N/A
                                       Shared investment power           2,570           .02
                                       TOTAL                             2,570           .02

Raymond W. Braun                       Sole voting power                42,994(1)        .35
                                       Shared voting power                   0           N/A
                                       Sole investment power            42,994(1)        .35
                                       Shared investment power               0           N/A
                                       TOTAL                            42,994(1)        .35

George L. Chapman                      Sole voting power                84,323(1)        .69
                                       Shared voting power                   0           N/A
                                       Sole investment power            84,323(1)        .69
                                       Shared investment power               0           N/A
                                       TOTAL                            84,323(1)        .69

George Chopivsky, Jr.                  Sole voting power                 3,076           .03
                                       Shared voting power                   0           N/A
                                       Sole investment power             3,076           .03
                                       Shared investment power               0           N/A
                                       TOTAL                             3,076           .03

Bruce Douglas                          Sole voting power                36,976           .30
                                       Shared voting power                   0           N/A
                                       Sole investment power            36,976           .30
                                       Shared investment power               0           N/A
                                       TOTAL                            36,976           .30

Richard C. Glowacki                    Sole voting power                16,202           .13
                                       Shared voting power                   0           N/A
                                       Sole investment power            16,202           .13
                                       Shared investment power               0           N/A
                                       TOTAL                            16,202           .13

Sharon M. Oster                        Sole voting power                   100           .00
                                       Shared voting power                   0           N/A
                                       Sole investment power               100           .00
                                       Shared investment power               0           N/A
                                       TOTAL                               100           .00

Robert J. Pruger                       Sole voting power                38,895(1)        .32
                                       Shared voting power                   0           N/A
                                       Sole investment power            38,895(1)        .32
                                       Shared investment power               0           N/A
                                       TOTAL                            38,895(1)        .32

                                           AMOUNT AND NATURE OF BENEFICIAL
                                                      OWNERSHIP
      NAME OF BENEFICIAL OWNER         OF COMMON STOCK AS OF FEBRUARY 29, 1996   PERCENT OF CLASS
                                       ---------------------------------------
Bruce G. Thompson                      Sole voting power               207,649(1)       1.69
                                       Shared voting power                   0           N/A
                                       Sole investment power           207,649(1)       1.69
                                       Shared investment power               0           N/A
                                       TOTAL                           207,649(1)       1.69

Richard A. Unverferth                  Sole voting power                     0           N/A
                                       Shared voting power                   0           N/A
                                       Sole investment power                 0           N/A
                                       Shared investment power           3,816           .03
                                       TOTAL                             3,816           .03

Frederic D. Wolfe                      Sole voting power               238,704          1.94
                                       Shared voting power              35,075           .29
                                       Sole investment power           238,704          1.94
                                       Shared investment power          35,075           .29
                                       TOTAL                           273,779          2.23

All Directors and Officers             Sole voting power               715,684(2)       5.82
  as a group (13 persons)              Shared voting power              35,075           .29
                                       Sole investment power           715,684(2)       5.82
                                       Shared investment power          41,461           .34
                                       TOTAL                           757,145(2)       6.16

- - ---------------

(1) Includes shares not actually owned by such individuals as of February 29, 1996, but of which beneficial ownership could be acquired currently by such individuals upon the exercise of outstanding options.

(2) Includes an aggregate of 217,317 shares not actually owned by such Directors and officers as of February 29, 1996, but of which beneficial ownership could be acquired currently by such Directors and officers upon the exercise of outstanding options.

EXECUTIVE OFFICERS OF THE COMPANY

     The following information is furnished as to the Executive Officers of the Company, each of whom has a term of office of one year or until their successors are chosen and qualified or until their earlier resignation or removal:

                                                                                YEAR APPOINTED
          NAME             AGE          OFFICE AND BUSINESS EXPERIENCE         EXECUTIVE OFFICER
- - -------------------------  ---   --------------------------------------------  -----------------
Bruce G. Thompson          66    Chairman and Chief Executive Officer of the          1971
                                 Company; JUNE 1994-NOVEMBER 1995 President
                                 and Director of First Toledo Advisory
                                 Company (former manager of the Company);
                                 President and Director of First Toledo
                                 Corporation (affiliate of the Company);
                                 Director of WT Management Company (affiliate
                                 of the Company); Director of Kingston
                                 HealthCare Company, formerly WTR Corp
                                 (affiliate of the Company); Director of
                                 Society National Bank, Toledo (commercial
                                 bank); Director of The Douglas Company
                                 (general contractor); and Director of Arbor
                                 Health Care Company (developer and operator
                                 of nursing homes)

George L. Chapman          48    SEPTEMBER 1995-PRESENT President of the              1992
                                 Company; JANUARY 1992-SEPTEMBER 1995
                                 Executive Vice President and General Counsel
                                 of the Company; JUNE 1994-NOVEMBER 1995
                                 Executive Vice President and General Counsel
                                 of First Toledo Advisory Company (former
                                 manager of the Company); JANUARY
                                 1992-DECEMBER 1995 Executive Vice President
                                 and General Counsel of First Toledo
                                 Corporation (affiliate of the Company); and
                                 1979-1991 Attorney-at-Law, Shumaker, Loop &
                                 Kendrick (law firm)

Raymond W. Braun           38    JULY 1994-PRESENT Vice President and                 1995
                                 Assistant General Counsel of the Company;
                                 JANUARY 1993-JULY 1994 Assistant Vice
                                 President of the Company; JANUARY 1993-APRIL
                                 1996 of Counsel, Shumaker, Loop & Kendrick
                                 (law firm); and 1983-1993 Attorney-at-Law,
                                 Shumaker, Loop & Kendrick (law firm)

Erin C. Ibele              34    JANUARY 1993-PRESENT Vice President and              1987
                                 Corporate Secretary of the Company; 1987-
                                 JANUARY 1993 Corporate Secretary of the
                                 Company; 1987-PRESENT Vice President,
                                 Corporate Secretary and Director of First
                                 Toledo Corporation (affiliate of the
                                 Company); and JUNE 1994-NOVEMBER 1995 Vice
                                 President, Corporate Secretary and Director
                                 of First Toledo Advisory Company (former
                                 manager of the Company)

                                                                                YEAR APPOINTED
          NAME             AGE          OFFICE AND BUSINESS EXPERIENCE         EXECUTIVE OFFICER
- - -------------------------  ---   --------------------------------------------  -----------------
Edward F. Lange, Jr.       36    MARCH 1996-PRESENT Vice President, Chief             1996
                                 Financial Officer and Treasurer of the
                                 Company; JANUARY 1995-MARCH 1996 Senior Vice
                                 President-Finance of The CarePlex Group,
                                 Inc. (long term care operating company);
                                 1994-1995 Vice President-Finance of
                                 MediTrust (real estate investment trust);
                                 1993-1994 Senior Vice President-Finance of
                                 The MediPlex Group, Inc. (long term care
                                 operating company); 1988-1992 Vice
                                 President, Public Finance of The Advest
                                 Group, Inc. (investment banking/brokerage)

Robert J. Pruger           47    1987-MARCH 1996 Chief Financial Officer and          1986
                                 Treasurer of the Company; 1986-JANUARY 1993
                                 Controller of the Company; 1987-APRIL 1996
                                 Treasurer and Director of First Toledo
                                 Corporation (affiliate of the Company); and
                                 JUNE 1994-NOVEMBER 1995 Treasurer and
                                 Director of First Toledo Advisory Company
                                 (former manager of the Company)

Frederic D. Wolfe          66    DECEMBER 1995-PRESENT Consultant to the              1971
                                 Company; 1970-SEPTEMBER 1995 President of
                                 the Company; JUNE 1994-NOVEMBER 1995
                                 Chairman of the Board and Director of First
                                 Toledo Advisory Company (former manager of
                                 the Company); Chairman of the Board and
                                 Director of First Toledo Corporation
                                 (affiliate of the Company); Director of WT
                                 Management Company (affiliate of the
                                 Company); Director of Kingston HealthCare
                                 Company, formerly WTR Corp (affiliate of the
                                 Company); and Director of National City
                                 Bank, Northwest (commercial bank)

                                  REMUNERATION

COMPENSATION OF EXECUTIVE OFFICERS

     Beginning in December 1995, each executive officer of the Company became employed and compensated by the Company. Previously, each executive officer of the Company was employed and compensated by the management company, First Toledo Advisory Company ("FTAC"). The following table presents the total compensation awarded to, earned by, or paid to, the chief executive officer of the Company during 1995, and the Company's most highly compensated executive officers who were serving at the end of 1995 and whose total annual salary and bonus, if any, exceeded $100,000. Additionally, the table sets forth the total compensation awarded to, earned by, or paid to, one other individual for whom disclosure would have been provided but for the fact he was not serving as an executive officer at the end of 1995 (Mr. Wolfe).

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                       ANNUAL COMPENSATION       COMPENSATION
         NAME AND                     ----------------------     -----------         ALL OTHER
    PRINCIPAL POSITION       YEAR     SALARY($)     BONUS($)     OPTIONS(#)      COMPENSATION($)(3)
- - ---------------------------  -----    ---------     --------     -----------     ------------------
Bruce G. Thompson,            1995    $113,984 (1)  $   -0-            -0-             $6,839
  Chairman and
  Chief Executive Officer

George L. Chapman,            1995     240,000      107,500        139,268              9,000
  President

Raymond W. Braun,             1995     174,307 (2)   40,555         70,000              9,000
  Vice President and
  Assistant General Counsel

Frederic D. Wolfe,            1995      70,608 (1)      -0-            -0-                -0-
  Consultant and
  former President

Robert J. Pruger,             1995     104,000       25,000         25,000              7,740
  former Chief Financial
  Officer and Treasurer

- - ---------------

(1) Does not include FTAC dividends paid to Messrs. Thompson and Wolfe in 1995. See "Certain Relationships and Related Transactions -- First Toledo Advisory Company, the Former Manager" for a discussion of management fees paid by the Company to FTAC.

(2) Also includes $35,445 in commissions received in connection with financings closed by the Company.

(3) Includes contributions made in connection with the Company's Retirement Plan and Trust (formerly known as the First Toledo Advisory Company Retirement Plan and Trust).

EMPLOYMENT AGREEMENTS

     Pursuant to an Employment and Consulting Agreement entered into in 1995, Mr. Thompson will serve as the Company's Chief Executive Officer until December 31, 1996, and will thereafter serve as a consultant to the Company, performing such services as are requested of him by the Board of Directors and management, until December 31, 1997, subject to three optional one-year extensions. During the term of this agreement, Mr. Thompson will receive a salary of $135,000 per annum, subject to adjustment for changes in the Consumer Price Index-All Urban Consumers (CPI-UC). Pursuant to a Consulting Agreement with the Company, Mr. Wolfe will act as a consultant and perform such services as the Company's Board of Directors and management may request until December 31, 1996, with four optional one-year extensions, in exchange for a consulting fee of $100,000 per annum, to be adjusted each year for changes in the CPI-UC.

     The Company and Mr. Chapman have entered into a three-year employment agreement effective January 1, 1996, subject to optional successive two-year renewal terms. Mr. Chapman will serve as the Company's President and receive a minimum annual base salary of $275,000, as well as discretionary annual bonuses and stated fringe benefits. If Mr. Chapman is terminated without cause, he would receive severance pay for the remaining term of the agreement, or for twenty-four months, whichever is greater. If Mr. Chapman is terminated without cause or resigns during the twelve months following a "change in corporate control" (as defined in the employment agreement), he would be entitled to receive monthly severance benefits for three years in an aggregate annual amount equal to the sum of his base salary and his bonus for the year immediately preceding the change in corporate control. In addition, Mr. Chapman's stock options under the 1995 Stock Incentive Plan would become vested and immediately exercisable in the event of a change in corporate control or involuntary termination without cause.

     The Company anticipates that it will enter into similar employment agreements with the Company's other executive officers, which will provide for two-year terms, minimum annual salaries, stated benefits, and severance payments in the event of a termination without cause or a change in corporate control.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                             NUMBER OF    % OF TOTAL                            ANNUAL RATES OF STOCK
                              SHARES       OPTIONS                                PRICE APPRECIATION
                            UNDERLYING    GRANTED TO   EXERCISE                       FOR OPTION
                              OPTIONS     EMPLOYEES    OR BASE                         TERM(3)
                            GRANTED (#)   IN FISCAL     PRICE     EXPIRATION   ------------------------
           NAME              (1), (2)        YEAR       ($/SH)       DATE         5%($)       10%($)
- - --------------------------- -----------   ----------   --------   ----------   -----------  -----------
Bruce G. Thompson..........         0          N/A         N/A          N/A            N/A          N/A

George L. Chapman..........    39,268       12.42%     $22.125       2/5/05    $   546,387  $ 1,384,651
                              100,000       31.62%      17.875      8/28/05      1,124,149    2,848,815

Raymond W. Braun...........    20,000        6.32%      22.125       2/5/05        278,286      705,231
                               50,000       15.81%      17.875      8/28/05        562,075    1,424,407

Frederic D. Wolfe..........         0          N/A         N/A          N/A            N/A          N/A

Robert J. Pruger...........    10,000        3.16%      22.125       2/5/05        139,143      352,616
                               15,000        4.74%      17.875      8/28/05        168,622      427,322

- - ---------------

(1) Of the options granted, 36,351 shares are currently exercisable and options for 197,917 vest between the years 1996 and 2005.

(2) The terms of the options granted permit cashless exercises and payment of the option exercise price by delivery of previously owned shares.

(3) Gains are reported net of the exercise price, but before taxes associated with the exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, as well as the optionee's continued employment through the vesting period. The amount reflected in this Table may not necessarily be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                              NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED
                         SHARES                   UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                        ACQUIRED    VALUE         AT FISCAL YEAR END            FISCAL YEAR END ($)
                           ON      REALIZED   ---------------------------   ---------------------------
         NAME           EXERCISE     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- - ----------------------  --------   --------   -----------   -------------   -----------   -------------
Bruce G. Thompson.....   10,000    $78,751       14,123         17,877        $   -0-        $   -0-
George L. Chapman.....       --         --       38,526        124,742          2,500         10,000
Raymond W. Braun......       --         --       23,275         56,725          1,250          5,000
Frederic D. Wolfe.....    4,140     15,871       14,123         15,877            -0-            -0-
Robert J. Pruger......       --         --       34,076         21,924         21,813          1,500

COMPENSATION OF DIRECTORS

     In 1995, each Director received a fee of $12,000 for his service as such. In addition, each Director received a fee of $1,500 for each Board meeting attended. These fees will remain the same for 1996. The schedule set forth below indicates the fees paid to each Director for each committee meeting attended in 1995 and the fees that will be paid for each committee meeting attended in 1996:

                                                                              FEES
                                                                         ---------------
                                  COMMITTEE                               1995     1996
      -----------------------------------------------------------------  ------   ------
      Audit............................................................  $1,000   $1,000
      Executive........................................................     -0-      -0-
      Compensation.....................................................     400    1,000
      Investment, no quarterly board meetings..........................   1,200    1,200
      Investment, quarterly board meetings.............................     600    1,200
      Nominating.......................................................     -0-      -0-
      Planning.........................................................   1,500    1,500
      Special..........................................................   1,000      N/A

     Messrs. Chapman and Thompson are not, and Mr. Wolfe through November 30, 1995 was not, paid fees for Board or committee meetings. The fees paid to the other Directors totalled $190,400 in 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ending December 31, 1995, the Compensation Committee of the Board consisted of Pier C. Borra, Richard C. Glowacki and Richard A. Unverferth. The Compensation Committee of the Board has the authority to develop and review compensation policies and to determine which officers and key employees of the Company will receive option awards under the Company's 1985 Incentive Stock Option Plan (the "1985 Plan") and the 1995 Stock Incentive Plan (the "1995 Plan") and the terms of any options granted under the 1985 and the 1995 Plan.

REPORT OF THE COMPENSATION COMMITTEE

     Until the completion of the merger of the Company's manager, First Toledo Advisory Company, with and into the Company, effective December 1, 1995, the officers of the Company received only nominal compensation from the Company. The Board and the stockholders of the Company adopted the 1985 Plan in order to reward individual performance and to provide long-term incentives. Under the terms of the 1985 Plan, the Compensation Committee, formerly known as the Incentive Stock Option Committee, has authority to approve stock option awards to officers of the Company and to determine the terms and conditions of such awards. The 1985 Plan terminated July 24, 1995. Similarly, in 1995 the Board and the stockholders of the Company adopted the 1995 Plan, which is intended to enable the Company to continue to provide its officers and key employees with competitive equity-based compensation and create appropriate long-term incentives. Under the terms of the 1995 Plan, the Compensation Committee has authority to approve stock option awards, restricted shares or other equity-based incentive awards to officers and key employees and to determine the terms of these awards.

     In February and August 1995, the Compensation Committee granted to officers and certain key employees of the Company options to purchase an aggregate of 316,268 shares pursuant to the 1985 Plan and the 1995 Plan. The criteria considered by the Compensation Committee in deciding whether to grant stock options included the Company's financial performance during the prior year, individual performance and potential contributions to the Company's profitability and long term growth. The Compensation Committee's decision to grant the options to acquire 316,268 shares was based on, among other things, the optionees' roles in the Company's success during the fiscal year ending December 31, 1994, as well as the Compensation Committee's perception of their past and expected future contributions to the Company's achievement of its long-term performance goals.

     The Compensation Committee believes that stock options provide a desirable set of incentives to retain and encourage future efforts by the Company's officers. Since the options are granted at prevailing market value, the options will only have value if the stock price increases.

     Bruce G. Thompson, the Chief Executive Officer of the Company, was not granted stock options during 1995, because the Committee concluded, in connection with the negotiation of the merger of First Toledo Advisory Company and the Company, that it would not be appropriate or desirable for Mr. Thompson to receive any equity award under the 1985 Plan or the 1995 Plan in addition to the equity to be issued to him upon completion of the merger. The base salary and other compensation Mr. Thompson will receive from the Company for periods after the December 1, 1995 merger of First Toledo Advisory Company with and into the Company are determined by the terms of the Employment and Consulting Agreement negotiated between Mr. Thompson and the Company in connection with the merger, as disclosed to stockholders at the time of the 1995 Annual Meeting of Stockholders. The Compensation Committee did not approve any bonuses or additional compensation for Mr. Thompson during 1995, and does not anticipate that it would consider doing so during 1996.

Compensation Committee of the Board of Directors
Health Care REIT, Inc.
Pier C. Borra
Richard C. Glowacki
Richard A. Unverferth

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change and the cumulative total stockholder return on the Company's shares against the cumulative total return of the S & P Composite-500 Stock Index and the NAREIT Hybrid Index prepared by NAREIT. Seventeen companies comprise the NAREIT Hybrid Index. The Index consists of REITs identified by NAREIT as hybrid (those REITs which have both mortgage and equity investments). Upon written request to Erin
C. Ibele, Health Care REIT, Inc., One SeaGate, Suite 1950, Toledo, Ohio, 43604, the Company shall provide stockholders with the names of the component issuers. The data are based on the last closing prices as of December 31 for each of the five years. 1990 equals $100 and dividends are assumed to be reinvested.

                                   [FIGURE]

      Measurement Period
    (Fiscal Year Covered)          S & P 500        Company         Hybrid
12/31/90                                100.00          100.00          100.00
12/31/91                                130.55          173.84          139.16
12/31/92                                140.56          194.67          162.24
12/31/93                                154.60          225.88          196.61
12/31/94                                156.63          215.13          204.48
12/31/95                                215.25          214.80          251.49

     Except to the extent the Company specifically incorporates this information by reference, the foregoing Report of the Compensation Committee and Stockholder Return Performance Presentation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. This information shall not otherwise be deemed filed under such Acts.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PARTNERSHIP FINANCINGS

     The Company has provided direct loans and credit enhancements to five partnerships in connection with four assisted living and retirement facilities and two nursing homes. First Toledo Corporation, which is wholly owned by Messrs. Thompson and Wolfe, serves as a general partner in each partnership. The partnership structures facilitated industrial development bond financing in four of the projects. Credit enhancements were provided in the form of the Company's agreement to purchase the facilities or the bonds in the event of default by the partnerships. As of December 31, 1995, the Company had $5,429,000 outstanding in loans to three of these partnerships and was obligated to make additional loans aggregating $354,000. The Company has contingent obligations under the agreements to purchase which currently total $19,530,000. For the years ended 1995, 1994 and 1993, the Company received $383,000, $339,000 and $422,000, respectively in connection with its contingent obligations pursuant to the agreements to purchase. Messrs. Thompson and Wolfe are limited partners in three of the partnerships, an affiliate of Mr. Douglas, a director of the Company, serves as a general partner of one of the partnerships, and an affiliate of Messrs. Thompson and Wolfe, Kingston HealthCare Company ("Kingston"), operates four of the facilities.

FIRST TOLEDO ADVISORY COMPANY, THE FORMER MANAGER

     Until November 30, 1995, when First Toledo Advisory Company (FTAC) was merged with and into the Company and the Company became self-administered, FTAC received management fees from the Company. Mr. Thompson, Chairman, Chief Executive Officer and Director, and Mr. Wolfe former President and Director of the Company, each owned 50% of First Toledo Advisory Company. In 1995, 1994 and 1993, FTAC was paid $2,386,000, $3,087,000 and $2,427,000, respectively, in management fees by the Company. Effective December 1, 1995, FTAC was merged with and into the Company. In consideration, all of the outstanding stock of FTAC was converted into 282,407 shares of common stock, $1.00 per value per share, of the Company.

OTHER RELATIONSHIPS

     George Chopivsky, Jr., a former Director of the Company, and his affiliates have interests in two behavioral care facilities for which the Company is providing financing in the total amount of $12,531,000.

     Bruce G. Thompson, Chairman, Chief Executive Officer and Director of the Company, is a Director of the Toledo District Board of Directors of Society National Bank. Society National Bank is a participant in the Company's revolving line of credit.

     Frederic D. Wolfe, a consultant to and former President of the Company, and a Director of the Company, is a Director of National City Bank, Northwest (NCB), which is a participant in the Company's revolving line of credit. NCB is an affiliate of National City Bank of Cleveland, which is agent for, and a participant in, the Company's revolving line of credit.

     For the years ended 1995, 1994 and 1993, the Company recorded lease and interest income from Kingston in the amounts of $202,000, $313,000 and $202,000, respectively.

GENERAL

     All of the related party matters were approved by a majority of Directors unaffiliated with the transactions. For the years ended December 31, 1995, 1994 and 1993, gross income from related parties totalled $3,798,000, $3,810,000 and $3,612,000 or 8.52%, 8.92% and 10.03%, respectively, of the gross income of the Company.

                 PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP served as independent auditors of the Company for the year ended December 31, 1995 and has been selected by the Company to serve as its independent auditors for the year ending December 31, 1996. Ernst & Young LLP has served as independent auditors of the Company since the Company's inception in 1970. Although the submission for this matter for approval by stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If this appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 1997 because of the difficulty and expense of making a substitution. Management anticipates that a representative of Ernst & Young LLP will attend the Annual Meeting.

     Audit services of Ernst & Young LLP for the year ended December 31, 1995 included the audit of the financial statements of the Company included in the Annual Report to Stockholders for 1995, services related to filings with the Securities and Exchange Commission, and consultation and assistance on accounting and related matters.

     The services furnished by Ernst & Young LLP have been at customary rates and terms. There are no existing direct or indirect understandings or agreements that place a limit on future years' audit fees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP. The affirmative vote of the holders of a majority of shares of common stock present in person or by proxy at the Annual Meeting will be required for such ratification.

                                 OTHER MATTERS

     Management is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders' proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than December 19, 1996 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                    BY THE ORDER OF THE BOARD OF DIRECTORS

                                    Erin C. Ibele
                                    Vice President and Corporate Secretary

                               HEALTH CARE REIT, INC.

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 The undersigned hereby appoints B. G. Thompson and G. L.
            Chapman, and each of them, with full power of substitution, to vote all shares of Common Stock, $1.00 par value, of
    P       Health Care REIT, Inc. (the "Company"), that the undersigned
    R       is entitled to vote at the Annual Meeting of the Stockholders
    O       of the Company to be held on Tuesday, May 21, 1996, or any
    X       adjournments thereof.
    Y
                 YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE
                       TAKING OF A VOTE ON THE MATTERS HEREIN.

                 Returned proxy cards will be voted: (1) as specified on
            the matters listed below; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.


                                     (Over)

                                                            [ X ] PLEASE MARK
                                                                  YOUR CHOICE
                                                                   LIKE THIS
                                                                  IN BLUE OR
                                                                   BLACK INK.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY RECOMMEND VOTES "FOR" ALL OF THE FOLLOWING:


                                         FOR   WITHHELD
                                         ALL    FOR ALL
 1. Election of three Directors for a   [  ]     [  ]
    term of three years:

    WILLIAM C. BALLARD, JR., BRUCE
    DOUGLAS AND FREDERIC D. WOLFE


    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, PLEASE WRITE THE PERSON'S NAME IN THE
    FOLLOWING SPACE:

    -----------------------------------------------

                                         FOR   AGAINST  ABSTAIN
 2. Ratification of the appointment of  [  ]     [  ]    [  ]
    Ernst & Young LLP as independent
    auditors for the fiscal year 1996.

 3. With discretionary authority on any other business that may properly come before the meeting or any adjournment thereof.



        Signature(s)_______________________________________   Date ____________
        NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor,
              administrator, trustee or guardian, please give full title as such. Corporate or partnership proxies should be signed by an authorized person with the person's title indicated.
- - --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE